UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

AMENDMENT NO. 1

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K of Sonic Innovations, Inc. dated October 5, 2007 regarding the acquisition of Hearing Associates of Pensacola, P.A. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9(a) and the unaudited pro forma financial information required by Item 9(b), which financial statements and information were excluded from the original filing in reliance on Items 9(a)(4) and 9(b)(2), respectively of Form 8-K.

SONIC INNOVATIONS, INC.

INDEX

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonic Innovations, Inc.

Date: December 19, 2007	By:	/s/ Michael M. Halloran
	Name:	Michael M. Halloran
	Title:	Vice President and Chief Financial Officer

HEARING ASSOCIATES OF PENSACOLA, P.A.

BALANCE SHEET

December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$119,537
Receivables	78,758
Deposit	11,045
Employee advances	2,500

Total current assets	211,840
Property and equipment, net of accumulated depreciation of $120,746	22,202

Total assets	$234,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$57,172
Accrued payroll and related expenses	22,688
Deferred fee revenue	32,928

Total liabilities	112,788

Stockholders’ equity:
Common stock, 100 shares authorized, issued and outstanding	100
Retained earnings	121,154

Total stockholders’ equity	121,254

Total liabilities and stockholders’ equity	$234,042

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

STATEMENT OF OPERATIONS

For the year ended December 31, 2006
Revenues	$1,497,652
Cost of revenues	484,888

Gross profit	1,012,764
Selling, general and administrative expense	681,852

Operating income	330,912
Interest income, net	310

Net income	$331,222

Basic and diluted net income per share	$3,312

Weighted average number of common shares outstanding basic and diluted	100

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Retained earnings	Total Stockholders’ Equity
	Shares	Amount
Balance, January 1, 2006	100	$100	$20,310	$20,410
Net income	—	—	331,222	331,222
Distributions	—	—	(230,378)	(230,378)

Balance, December 31, 2006	100	$100	$121,154	$121,254

See accompanying notes to financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2006
Cash flows from operating activities:
Net income	$331,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,068
Changes in operating assets and liabilities:
Receivables	(48,332)
Deposit	(349)
Employee advances	(500)
Accounts payable and accrued liabilities	(16,897)
Accrued payroll and related expenses	22,688
Deferred fee revenue	(37,413)

Net cash provided by operating activities	256,487
Cash flows from investing activities:
Purchases of property and equipment	(19,168)

Net cash used in investing activities	(19,168)
Cash flows from financing activities:
Payments on distributions	(230,378)

Net cash used in financing activities	(230,378)
Net increase in cash and cash equivalents	6,941
Cash and cash equivalents, beginning of the period	112,596

Cash and cash equivalents, end of the period	$119,537

Supplemental cash flow information:
Cash paid for interest	$19

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1 - ORGANIZATION

Hearing Associates of Pensacola, P.A. (the “Company”) is a medical clinic specializing in performing hearing tests and selling hearing aids to hearing impaired individuals in the Pensacola, Florida area. The Company fits and sells advanced digital hearing aids which are intended to provide the highest levels of satisfaction to hearing impaired consumers. The Company has ongoing relationships with numerous manufacturers of hearing aids and hearing aid products. The Company sells directly to hearing impaired consumers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company has no significant off-balance sheet concentrations of credit risk. At December 31, 2006, and other times during the year, the Company’s deposits with financial institutions exceed the Federal Deposit Insurance Corporation’s limits. The Company’s cash and cash equivalents are invested in financial institutions which the Company believes to be creditworthy and any potential risk of loss to be minimal.

Property and Equipment

Depreciation is provided for on the straight-line method over the following estimated useful lives:

Years
Equipment	3 – 5
Furniture and Furnishings	7

Improvements to leased property are amortized over the lesser of the remaining life of the lease or the estimated useful life of the improvements.

Revenue Recognition

Sales of hearing aids are recognized in accordance with Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition in Financial Statements,” as amended. The Company recognizes revenue when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectibility is reasonably assured.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Revenue

Deferred revenue is recorded as payments are received until the criteria have been satisfied for revenue recognition.

Receivables

Receivables consist primarily of patient claims submitted to insurance companies for services provided by and hearing aids received from the Company during the period. Receivables are expected to be collectible, thus, no allowance for doubtful accounts exists at December 31, 2006.

Advertising

The Company expenses all advertising costs when incurred. Actual print advertisements are expensed when the advertisement has been distributed. Advertising expense for the year ended December 31, 2006 was $50,687.

Earnings per Share

Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the year. Diluted earnings per share, if any, reflects the potential dilution that could occur if additional equity instruments (including common stock subject to redemption) were exercised or converted into common stock. For losses, potentially dilutive securities are not included since the result would be anti-dilutive.

Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of SFAS 133 and 140.” This statement allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 shall be effective for all financial instruments acquired, issued, or subject to a re-measurement (new basis) event occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company anticipates that SFAS 155 will not have a material impact on its financial statements.

In September 2006, SFAS 157, “Fair Value Measurements”, was issued by the FASB and is effective for financial statements for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. The Company anticipates that SFAS 157 will not have a material impact on its financial statements.

On February 15, 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.” This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS 159 are elective; however, the amendment to SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of SFAS 157. The Company anticipates that SFAS 159 will not have a material impact on its financial statements.

On December 4, 2007, the FASB issued SFAS 141(R), “Business Combinations,” effective for fiscal years beginning after December 15, 2008. This standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. The Company anticipates that SFAS 141(R) will not have an impact on its financial statements.

Also on December 4, 2007, the FASB issued SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements,” effective for fiscal years beginning after December 15, 2008. This standard requires all entities to report noncontrolling (minority) interests in subsidiaries in the same way – as equity in the consolidated financial statements. The Company anticipates that SFAS 160 will not have an impact on its financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2006 consisted of the following:

Equipment and Machinery	$84,884
Office Equipment	24,556
Furniture and Furnishings	24,672
Software	7,432
Leasehold Improvements	1,404

Total Property and Equipment	142,948
Less - Accumulated depreciation and amortization	(120,746)

Net property and equipment	$22,202

Depreciation expense for the year ended December 31, 2006 was $6,068.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office space under a non-cancelable operating lease that expires in October 2010. Rental expense was $43,558 in 2006. Future minimum lease payments under this lease for the remaining lease term as of December 31, 2006 totaled $156,561 and are due as follows: 2007 - $39,717; 2008 - $40,512; 2009 - $41,327; and 2010 - $35,005.

Employment Agreement

The Company has an agreement with an employment agency whereby such agency provides employees to the Company. The Company has certain duties and obligations under the arrangements such as specific employee benefits. This agreement is cancellable with 30 days written notice by either party.

NOTE 5 - CONCENTRATIONS

The Company primarily purchases from two suppliers. These suppliers accounted for 68% and 18%, respectively, of the total purchases for the year ended December 31, 2006. No single customer comprised more than 10% of net sales in 2006. Two insurance companies accounted for 51% and 37%, respectively, of receivables at December 31, 2006.

NOTE 6 - INCOME TAXES

The Company is a Subchapter S corporation under the Internal Revenue Code and, accordingly, is not taxed as a separate entity. The Company’s federal and state taxable income or loss is allocated to each stockholder, and recognized as taxable income on their individual tax returns.

NOTE 7 - SIMPLE IRA PLAN

The Company has adopted a SIMPLE IRA Plan (the “Plan”) whereby eligible employees may make salary contributions to the Plan. The maximum contribution an employee may defer is limited to $10,000 for calendar year 2006. The Company, at its discretion, may make a matching or nonelective contribution to each eligible employee IRA account. All contributions made by the employee and the Company are fully vested. The Company has accrued $8,068 at December 31, 2006 for matching of employee funds contributed to the Plan.

NOTE 8 - SUBSEQUENT EVENTS

On October 5, 2007, the Company entered into an Asset Purchase Agreement (the “Agreement”) with a wholly owned subsidiary of Sonic Innovations, Inc. The Agreement provides for the purchase of all assets and the assumption of certain liabilities of the Company, all as set forth in the Agreement.

Under the terms of the Agreement, the total consideration paid to the Company was $1.4 million. The Agreement provides for a payment of $0.7 million in cash on the closing date and an interest bearing note for the remaining purchase price of $0.7 million (to be paid on the first and second anniversaries of the purchase date).

The Company’s owners had $244,269 of draws subsequent to December 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee

Sonic Innovations, Inc.

Salt Lake City, Utah

We have audited the accompanying balance sheet of Hearing Associates of Pensacola, P.A. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we do not express such an opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hearing Associates of Pensacola, P.A. as of December 31, 2006, and the results of operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Eide Bailly LLP

Minneapolis, Minnesota

December 14, 2007

HEARING ASSOCIATES OF PENSACOLA, P.A.

UNAUDITED CONDENSED BALANCE SHEETS

	September 30, 2007	December 31, 2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$127,906	$119,537
Receivables	113,891	78,758
Deposit	11,293	11,045
Employee advances	2,500	2,500

Total current assets	255,590	211,840
Property and equipment, net	18,536	22,202

Total assets	$274,126	$234,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$56,568	$57,172
Accrued payroll and related expenses	12,543	22,688
Deferred fee revenue	43,772	32,928

Total liabilities	112,883	112,788
Stockholders’ equity:
Common stock, 100 shares authorized, issued and outstanding	100	100
Retained earnings	161,143	121,154

Total Stockholders’ equity	161,243	121,254

Total liabilities and stockholders’ equity	$274,126	$234,042

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

UNAUDITED CONDENSED STATEMENTS OF OPERATION

	Nine months ended September 30,
	2007	2006
Revenues	$1,199,944	$1,119,600
Cost of revenues	382,220	345,620

Gross profit	817,724	773,980
Selling, general and administrative expense	533,456	526,880

Operating income	284,268	247,100
Interest expense, net	10	—

Net income	$284,258	$247,100

Basic and diluted net income per share	$2,843	$2,471

Weighted average number of common shares outstanding basic and diluted	100	100

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

UNAUDITED CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Retained earnings	Total Stockholders’ Equity
	Shares	Amount
Balance, January 1, 2007	100	$100	$121,154	$121,254
Net income	—	—	284,258	284,258
Distributions	—	—	(244,269)	(244,269)

Balance, September 30, 2007	100	$100	$161,143	$161,243

See accompanying notes to financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

	Nine months ended September 30,
	2007	2006
Cash flows from operating activities:
Net income	$284,258	$247,100
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,551	3,202
Changes in operating assets and liabilities:
Receivables	(35,133)	(37,256)
Accounts payable and accrued liabilities	(604)	(17,609)
Deposits	(248)	(241)
Accrued payroll and related expenses	(10,145)	13,471
Deferred fee revenue	10,844	(37,074)

Net cash provided by operating activities	253,523	171,593
Cash flows from investing activities:
Purchases of property and equipment	(885)	(14,100)

Net cash used in investing activities	(885)	(14,100)
Cash flows from financing activities:
Payments on distributions	(244,269)	(138,803)

Net cash used in financing activities	(244,269)	(138,803)
Net increase in cash and cash equivalents	8,369	18,690
Cash and cash equivalents, beginning of the period	119,537	112,596

Cash and cash equivalents, end of the period	$127,906	$131,286

Supplemental cash flow information:
Cash paid for interest	$10	—

See accompanying notes to condensed financial statements.

HEARING ASSOCIATES OF PENSACOLA, P.A.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Hearing Associates of Pensacola, P.A. (the “Company”) is a medical clinic specializing in performing hearing tests and selling hearing aids to hearing impaired individuals in the Pensacola, Florida area. The Company fits and sells advanced digital hearing aids which are intended to provide the highest levels of satisfaction to hearing impaired consumers. The Company has ongoing relationships with numerous manufacturers of hearing aids and hearing aid products. The Company sells directly to hearing impaired consumers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company has no significant off-balance sheet concentrations of credit risk. At September 30, 2007 and December 31, 2006, and other times during the periods, the Company’s deposits with financial institutions exceed the Federal Deposit Insurance Corporation’s limits. The Company’s cash and cash equivalents are invested in financial institutions which the Company believes to be creditworthy and any potential risk of loss to be minimal.

Property and Equipment

Depreciation is provided for on the straight-line method over the following estimated useful lives:

Years
Equipment	3 – 5
Furniture and Furnishings	7

Improvements to leased property are amortized over the lesser of the remaining life of the lease or the estimated useful life of the improvements.

Revenue Recognition

Sales of hearing aids are recognized in accordance with Staff Accounting Bulletin (“SAB”) No. 104 “Revenue Recognition in Financial Statements,” as amended. The Company recognizes revenue when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectibility is reasonably assured.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Revenue

Deferred revenue is recorded as payments are received until the criteria have been satisfied for revenue recognition.

Receivables

Receivables consist primarily of patient claims submitted to insurance companies for services provided by and hearing aids received from the Company during the period. Receivables are expected to be collectible, thus, no allowance for doubtful accounts exists at September 30, 2007 and December 31, 2006.

Advertising

The Company expenses all advertising costs when incurred. Actual print advertisements are expensed when the advertisement has been distributed. Advertising expense for the nine-months ended September 30, 2007 and 2006 were $22,334 and $33,059, respectively.

Earnings per Share

Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the year. Diluted earnings per share, if any, reflects the potential dilution that could occur if additional equity instruments (including common stock subject to redemption) were exercised or converted into common stock. For losses, potentially dilutive securities are not included since the result would be anti-dilutive.

Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of SFAS 133 and 140.” This statement allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 shall be effective for all financial instruments acquired, issued, or subject to a re-measurement (new basis) event occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company anticipates that SFAS 155 will not have a material impact on its financial statements.

In September 2006, SFAS 157, “Fair Value Measurements”, was issued by the FASB and is effective for financial statements for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. The Company anticipates that SFAS 157 will not have a material impact on its financial statements.

On February 15, 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.” This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS 159 are elective; however, the amendment to SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of SFAS 157. The Company anticipates that SFAS 159 will not have a material impact on its financial statements.

On December 4, 2007, the FASB issued SFAS 141(R), “Business Combinations,” effective for fiscal years beginning after December 15, 2008. This standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. The Company anticipates that SFAS 141(R) will not have an impact on its financial statements.

Also on December 4, 2007, the FASB issued SFAS 160, “Noncontrolling Interests in Consolidated Financial Statements,” effective for fiscal years beginning after December 15, 2008. This standard requires all entities to report noncontrolling (minority) interests in subsidiaries in the same way – as equity in the consolidated financial statements. The Company anticipates that SFAS 160 will not have an impact on its financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	September 30, 2007	December 31, 2006
Equipment and Machinery	$84,884	$84,884
Office Equipment	24,556	24,556
Furniture and Furnishings	25,201	24,672
Software	7,788	7,432
Leasehold Improvements	1,404	1,404

Total Property and Equipment	143,833	142,948
Less - Accumulated depreciation and amortization	(125,297)	(120,746)

Net property and equipment	$18,536	$22,202

Depreciation expense for the nine-months ended September 30, 2007 and 2006 was $4,551 and $3,202, respectively.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office space under a non-cancelable operating lease that expires in October 2010. Rental expense was for the nine-months ended September 30, 2007 and 2006 was $30,468 and $25,290, respectively. Future minimum lease payments under this lease for the future calendar years totaled $116,844 and are due as follows: 2008 - $40,512; 2009 - $41,327; and 2010 - $35,005.

Employment Agreement

The Company has an agreement with an employment agency whereby such agency provides employees to the Company. The Company has certain duties and obligations under the arrangements such as specific employee benefits. This agreement is cancellable with 30 days written notice by either party.

NOTE 5 - CONCENTRATIONS

The Company primarily purchases from two suppliers. No single customer comprised more than 10% of net sales in for the nine months ended September 30, 2007 and 2006. Two insurance companies accounted for the majority of receivables outstanding at September 30, 2007.

NOTE 6 - INCOME TAXES

The Company is a Subchapter S corporation under the Internal Revenue Code and, accordingly, is not taxed as a separate entity. The Company’s federal and state taxable income or loss is allocated to each stockholder, and recognized as taxable income on their individual tax returns.

NOTE 7 - SIMPLE IRA PLAN

The Company has adopted a SIMPLE IRA Plan (the “Plan”) whereby eligible employees may make salary contributions to the Plan. The maximum contribution an employee may defer is limited to $10,000 for calendar year 2006. The Company, at its discretion, may make a matching or nonelective contribution to each eligible employee IRA account. All contributions made by the employee and the

Company are fully vested. The Company has accrued $0 and $8,068 at September 30, 2007 and December 31, 2006, respectively, for matching of employee funds contributed to the Plan.

NOTE 8 - SUBSEQUENT EVENTS

On October 5, 2007, the Company entered into an Asset Purchase Agreement (the “Agreement”) with a wholly owned subsidiary of Sonic Innovations, Inc. The Agreement provides for the purchase of all assets and the assumption of certain liabilities of the Company, all as set forth in the Agreement.

Under the terms of the Agreement, the total consideration paid to the Company was $1.4 million. The Agreement provides for a payment of $0.7 million in cash on the closing date and an interest bearing note for the remaining purchase price of $0.7 million (to be paid on the first and second anniversaries of the purchase date).

SONIC INNOVATIONS, INC.

UNAUDITED PRO FORMA CONDENSED

FINANCIAL INFORMATION

Introduction to Pro Forma Financial Information

On October 5, 2007, a wholly-owned subsidiary of the registrant (“Sonic”), Hearing Associates of Pensacola, P.A., and the stockholders of Hearing Associates of Pensacola, P.A. entered into an Asset Purchase Agreement (the “Agreement”). The Agreement provides for the purchase of all assets and the assumption of certain liabilities of Hearing Associates of Pensacola, P.A. (“Pensacola”) by Sonic, all as set forth in the Agreement.

Under the terms of the Agreement, the total consideration to be paid by Sonic is $1.4 million, plus transaction costs of $0.1 million, comprised primarily of legal and accounting fees. The Agreement provides for a payment of $0.7 million in cash on the closing date and an interest bearing note for the remaining purchase price of $0.7 million (to be paid on the first and second anniversaries of the purchase date). Sonic is in the process of obtaining an independent appraisal on the acquired assets and liabilities. The results of this appraisal may change management’s initial allocation of the purchase price.

The accompanying unaudited pro forma condensed consolidated balance sheet of the Sonic and Pensacola gives effect to the Pensacola acquisition as if it had been completed as of September 30, 2007. The unaudited pro forma condensed consolidated statements of operations give effect to the acquisition as if it had been completed as of January 1, 2006. The pro forma adjustments are described in the accompanying notes. These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the financial position as of September 30, 2007 or the operating results that would have occurred had the acquisition taken place on January 1, 2006 nor is it indicative of the results that may be expected for future periods. The pro forma condensed consolidated financial statements should be read in conjunction with Sonic’s consolidated financial statements and related notes filed in Sonic’s Annual Report on Form 10-K for the year ended December 31, 2006 and in conjunction with the audited financial statements of Pensacola and related notes included in this Current Report on Form 8-K/A.

SONIC INNOVATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2007

(in thousands)

	Sonic Innovations, Inc.	Pensacola, P.A.	Pro Forma Adjustments		Pro Forma Consolidation
ASSETS
Current assets:
Cash and cash equivalents	$16,785	$128	$(700	)(a)	$15,975
			(110	)(b)
			(128	)(a)
Restricted cash, cash equivalents and marketable securities	5,982	—	—		5,982
Accounts receivable, net	22,085	114	(89	)(a)	22,110
Inventories	12,688	—	2	(a)	12,690
Prepaid expenses and other	3,519	13	(13	)(a)	3,519

Total current assets	61,059	255	(1,038)		60,276
Property and equipment, net	8,775	19	6	(a)	8,800
Definite-lived intangible assets, net	6,796	—	640	(a)	7,436
Goodwill and indefinite-lived intangible assets	42,305	—	703	(a)	43,118
		—	110	(b)
Other assets	3,148	—	—		3,148

Total assets	$122,083	$274	$421		$122,778

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$4,387	$—	$341	(a)	4,728
Payable for earn-out on acquisitions	744	—	—		744
Accounts payable	9,231	57	(57	)(a)	9,231
Accrued payroll and related expenses	5,142	12	(8	)(a)	5,146
Accrued restructuring	17	—	—		17
Accrued warranty	5,695	—	—		5,695
Deferred revenue	4,786	44	(30	)(a)	4,800
Other accrued liabilities	6,162	—	4	(a)	6,166

Total current liabilities	36,164	113	250		36,527
Long-term debt, net of current portion	5,110	—	332	(a)	5,442
Deferred revenue, net of current portion	4,965	—	—		4,965
Other liabilities	755	—	—		755

Total liabilities	46,994	113	582		47,689

Stockholders’ equity:
Common stock	28	161	(161	)(a)	28
Additional paid-in capital	139,274	—	—		139,274
Retained earnings (accumulated deficit)	(71,367)	—	—		(71,367)
Accumulated other comprehensive income	10,927	—	—		10,927
Treasury stock; at cost	(3,773)	—	—		(3,773)

Total Stockholders’ equity	75,089	161	(161)		75,089

Total liabilities and stockholders’ equity	$122,083	$274	$421		$122,778

See notes to unaudited pro forma condensed consolidated financial statements.

SONIC INNOVATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(in thousands, except per share data)

	Sonic Innovations, Inc.	Pensacola, P.A.	Pro Forma Adjustments		Pro Forma Consolidation
Net sales	$105,492	$1,498	$—		$106,990
Cost of sales	44,605	485	—		45,090

Gross profit	60,887	1,013	—		61,900
Selling, general and administrative expense	53,148	682	81	(c)	53,911
Research and development expense	7,759	—	—		7,759

Operating income (loss)	(20)	331	(81)		230
Other income, net	1,013	—	(53	)(d)	925
			(35	)(e)

Income (loss) before income taxes	993	331	(169)		1,155
Income tax provision	577	—	—		577

Income (loss) from continuing operations	416	331	(169)		578
Loss from discontinued operations, net of income taxes	(1,996)	—	—		(1,996)

Net income (loss)	$(1,580)	$331	$(169)		$(1,418)

Basic earnings (loss) per common share:
Continuing operations	$0.02				$0.03
Discontinued operations	(0.09)				(0.09)

Net income (loss)	$(0.07)				$(0.06)

Diluted earnings (loss) per common share:
Continuing operations	$0.02				$0.03
Discontinued operations	(0.09)				(0.09)

Net income (loss)	$(0.07)				$(0.06)

Weighted average number of common shares outstanding:
Basic	23,408				23,408

Diluted	23,932				23,932

See notes to unaudited pro forma condensed consolidated financial statements.

SONIC INNOVATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months ended September 30, 2007

(in thousands, except per share data)

	Sonic Innovations, Inc.	Pensacola, P.A.	Pro Forma Adjustments		Pro Forma Consolidation
Net sales	$90,215	$1,200	$—		$91,415
Cost of sales	33,768	382	—		34,150

Gross profit	56,447	818	—		57,265
Selling, general and administrative expense	49,246	534	61	(c)	49,841
Research and development expense	6,572	—	—		6,572

Operating income (loss)	629	284	(61)		852
Other income, net	711	—	(20	)(d)	665
			(26	)(e)

Income (loss) before income taxes	1,340	284	(107)		1,517
Income tax provision	641	—	—		641

Income (loss) from continuing operations	699	284	(107)		876
Loss from discontinued operations, net of income taxes	(81)	—	—		(81)

Net income (loss)	$618	$284	$(107)		$795

Basic income (loss) per common share:
Continuing operations	$0.03				$0.04
Discontinued operations	(0.01)				(0.01)

Net income	$0.02				$0.03

Diluted income (loss) per common share:
Continuing operations	$0.03				$0.04
Discontinued operations	(0.01)				(0.01)

Net income	$0.02				$0.03

Weighted average number of common shares outstanding:
Basic	26,436				26,436

Diluted	27,492				27,492

See notes to unaudited pro forma condensed consolidated financial statements.

SONIC INNOVATIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

1. Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

2. Acquisition

The total consideration to be paid by Sonic is $1,373, plus transaction costs estimated to be $110. The Agreement provides for a payment of $700 in cash on the closing date and an interest bearing note at a discounted value of $673 (with payments of $350 to be paid on the first and second anniversaries of the purchase date).

The following table sets forth the preliminary allocation of the purchase consideration to the tangible and intangible assets acquired and liabilities assumed:

Accounts receivable	$25
Inventories	2
Property and equipment	25
Accrued payroll	(4)
Returns reserve	(4)
Deferred revenue	(14)
Customer List	470
Non-Compete Agreement	170
Goodwill	813

Total	$1,483

Sonic is in the process of obtaining an independent appraisal on the acquired assets and liabilities. The results of this appraisal may change management’s initial allocation of the purchase price.

3. Pro Forma Adjustments

The pro forma condensed consolidated financial statements give effect to the following pro forma adjustments in connection with the acquisition:

(a)	To reflect the purchase consideration and the allocation to assets acquired and liabilities assumed based on the estimated fair values as described in Note 2, the elimination of assets that were not acquired and liabilities that were not assumed, and the elimination of the historical Pensacola equity accounts.

(b)	To record the estimated transaction costs of $110.

(c)	To reflect amortization of $81 for the year ended December 31, 2006 and $61 for the nine months ended September 30, 2007, related to acquired definite-lived intangible assets as follows:

	Value	Estimated Life (years)	Annual Amortization	Nine Month Amortization
Non-compete agreements	$170	5	$34	$26
Customer databases	470	10	47	35

Total	$640		$81	$61

(d)	To record interest expense on outstanding notes.

(e)	To reflect lost interest income on $700 in cash used to finance the acquisition at an effective interest rate of 5%.

The income tax effect of the proforma adjustments and Pensacola’s operating results are mitigated by Sonic’s net operating loss carryforwards in the United States. Accordingly, no proforma tax adjustments are included.